                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   Form 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): January 28, 2002


                         IMPAC MORTGAGE HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

                  Maryland                                  1-14100                            33-0675505
(State or Other Jurisdiction of Incorporation)      (Commission File Number)      (I.R.S. Employer Identification No.)

                  1401 Dove Street, Newport Beach, CA, 92660
          (Address of principal executive offices including zip code)

                                (949) 475-3600
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   Other Events.
Reference is made to the press release issued to the public by the Registrant on January 28, 2002, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K and incorporated by reference herein.

ITEM 7. Financial Statements and Exhibits.
        (c)  Exhibits
        99.1  Press Release dated January 28, 2002

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMPAC MORTGAGE HOLDINGS, INC.


                                            By: /s/ RICHARD J. JOHNSON
                                                --------------------------------
                                                              Richard J. Johnson
                                                    Executive Vice President and
                                                         Chief Financial Officer


Date: January 28, 2002